SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 2, 2007
Vermont Pure Holdings, Ltd.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State of incorporation)	000-31797 (SEC File No.)	03-0366218 (IRS Employer ID No.)
1050 Buckingham St., Watertown, CT 06795
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
860-945-0661
n/a

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Exchange Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibits Filed Herewith
EX-10.1 Employment agreement with Peter Baker dated May 2, 2007
EX-10.2 Employment agreement with John Baker dated May 2, 2007
EX-10.3 Employment agreement with Bruce MacDonald dated May 2, 2007

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On May 2, 2007 the Company finalized new employment agreements with its three executive officers, Peter K. Baker, John B. Baker, and Bruce S. MacDonald.
Peter Baker has been our President and a director since October 2000 and our Chief Executive Officer since November 2005. John Baker has been our Executive Vice President since October 2000 and a director since 2004. Mr. MacDonald has been the Company’s Chief Financial Officer since 1993.
The new agreements are effective from January 1, 2007 through December 31, 2009 and are automatically self-renewing for one-year terms thereafter, unless either party to the agreement gives the other at least 180 days’ notice of his or its intention not to renew. These agreements replace current agreements that would have expired on December 31, 2007.
The agreements provide for annual salaries of $320,000 each for Peter and John Baker and $195,000 for Mr. MacDonald. In addition, the Bakers each will be entitled to annual bonuses of up to $96,000 following each fiscal year based on financial performance criteria defined in the agreement. Mr. MacDonald will be eligible for a bonus in the discretion of the Compensation Committee.
The agreements further provide for (1) the payment of one year’s base salary in case of termination without cause and, in Mr. MacDonald’s contract only, termination of employment following a change of control, as defined, of the Company; (2) the use of a Company-provided automobile and, in Mr. MacDonald’s contract only, an allowance to be used for disability insurance that is not generally provided by the Company; and (3) confidentiality and non-competition clauses essentially the same as those in the prior agreements.
Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Number	Description

10.1*	Employment agreement with Peter Baker dated May 2, 2007

10.2*	Employment agreement with John Baker dated May 2, 2007

10.3*	Employment agreement with Bruce MacDonald dated May 2, 2007
* Management contract

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERMONT PURE HOLDINGS, LTD.
/s/ Bruce S. MacDonald
By: Bruce S. MacDonald
Chief Financial Officer

Date: May 4, 2007

Exhibits Filed Herewith

Exhibit
Number	Description

10.1*	Employment agreement with Peter Baker dated May 2, 2007

10.2*	Employment agreement with John Baker dated May 2, 2007

10.3*	Employment agreement with Bruce MacDonald dated May 2, 2007

*	Management contract